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                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:
(Date of earliest event reported)                     (March 30, 2000)



                    LOGIX COMMUNICATIONS ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)



        OKLAHOMA                         333-58693               73-1533356
(State or other jurisdiction           (Commission            (I.R.S. Employer
    of incorporation)                  File Number)          Identification No.)



                    3555 N.W. 58th Street
                         Tenth Floor
                   Oklahoma City, Oklahoma                    73114
          (Address of principal executive offices)          (Zip Code)

                                 (405) 516-8400
           (Registrant's telephone number, including area code)

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                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

     Loigix Communications Enterprises, Inc. (the "Company") wishes to report certain information with respect to 1999 year end results; issuance of Preferred Stock; and a change in executive officers. The Company's press releases announcing the aforementioned events, all dated March 30, 2000, are attached hereto as Exhibits 99.1 through 99.3 and are incorporated herein by reference in their entirety.

     (C)  Exhibits

          The following exhibits are filed as a part of this report:

          Exhibit
          No.         Description                               Method of Filing
          -------     -----------                               ----------------
           99.1       Press release announcing 1999 year end    Filed herein
                      results.

           99.2       Press release announcing issuance of      Filed herein
                      Preferred Stock.

           99.3       Press release announcing new Chief        Filed herein
                      Financial Officer.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2000              Logix Communications Enterprises, Inc.
                                  (Registrant)

                                  By /s/ ALBERT H. PHARIS, JR.
                                     -------------------------
                                     Albert H. Pharis, Jr.
                                     Chief Executive Officer



                                 EXHIBIT INDEX

Exhibit
No.         Description                                         Method of Filing
-------     -----------                                         ----------------
 99.1       Press release announcing 1999 year end              Filed herein
            results.

 99.2       Press release announcing issuance of                Filed herein
            Preferred Stock.

 99.3       Press release announcing new Chief                  Filed herein
            Financial Officer.